EX-10.P

                       SECOND AMENDMENT
                            TO THE
                       AMP INCORPORATED
              SUPPLEMENTAL EXECUTIVE PENSION PLAN

     The AMP Incorporated Pension Restoration Plan, as originally effective January 1, 1997 and thereafter amended on one occasion, is hereby further amended as set forth below.

     1. Effective for Retirement Dates after January 1, 1998, Section 3.5 of the Plan is amended to provide as follows:

          3.5 Pensionable Earnings means an Employee's average earnings over the highest three annual earnings measurement periods, where the earnings amount for a given annual earnings measurement period is the sum of the base salary and annual cash bonus amounts paid or payable in the measurement period (without regard to whether a portion of such base salary or cash bonus amounts are deferred under the terms of the AMP Incorporated or Whitaker Corporation Deferred Compensation Plan or under any Company-sponsored plan that complies with the provisions of Sections 401(k) or 125 of the Code) and where annual earnings measurement periods for Plan purposes shall be the twelve consecutive calendar months that end on a relevant benefit computation date and the nine immediately-prior such twelve month periods.

     2. Effective July 1, 1998, a new Section 14 is added to the Plan to provide as follows:

                          SECTION 14
          VOLUNTARY EARLY RETIREMENT PROGRAM ("VERP")

          14.1 An Employee who both is age 55 and has at least ten (10) Years of Service as of October 1, 1998 is eligible for the enhanced normal retirement benefits described in this Section 14 provided that the Employee makes an irrevocable election during the period from July 1, 1998 to August 15, 1998, to retire on or before October 1, 1998, and provided further that the Company, in its sole and absolute discretion, may exercise the right to require the Employee to defer his or her retirement to a date beyond October 1, 1998 as a condition to receipt of such enhanced benefits.

          14.2 The final annual accrued benefit under the Plan of an Employee eligible for the VERP benefits will be computed as described in
          Section 6.1, with the exceptions that the Employee's Pensionable Earnings for VERP purposes will be the earnings attributable to the final annual earnings measurement period rather than an average of annual earnings over the high three such periods. The enhanced final annual accrued benefit, as thus calculated, will be payable to the Employee immediately upon retirement without application of the Plan's .5% per month reduction factor ordinarily applied for benefit commencements prior to age 60.

          14.3 An Employee who retires under the VERP will have available as an additional form of payment a lump sum distribution of a portion of the value of the enhanced accrued benefit, with such portion computed as the difference between the enhanced accrued benefit and the benefit otherwise available to the Employee on the Retirement Date under the normal provisions of the Plan.

          14.4 An Employee who elects the VERP and whose Retirement Date is deferred by the Company beyond October 1, 1998, shall be entitled on the deferred Retirement Date to have his or her final monthly accrued benefit under the Plan calculated with application of the above-described enhancements, shall have available the additional form of payment described above, and shall have as a minimum lump sum value of his or her entire enhanced monthly accrued benefit under the Plan the lump sum value that would have been available to the Employee had he or she retired on October 1, 1998.


     3. Effective July 1, 1998, Appendix A is hereby amended to add certain individuals as eligible Employees for Plan purposes. As of such date, the Appendix A attached to this Amendment shall replace and become Appendix A for purposes of the Plan.

          Executed this 16th day of November, 1998.

                                AMP Incorporated

                                By:  /s/  R. Ripp
                                ----------------------------
                                Title:  Chairman & CEO
                                ---------------------------

                                And:  /s/  D. F. Henschel
                                ----------------------------
                                Title:  Corporate Secretary
                                ----------------------------


                                   APPENDIX A
                                   ----------

The following are Employees for purposes of the Plan on and after the indicated effective date:

     Name              SSAN          Percentage    Eligibility Effective Date
     ----              ----          ----------    --------------------------

Hassan, Javad       ###-##-####          40%               4/22/97
Lemaitre, Philippe  ###-##-####          30%               4/22/97
Ripp, Rob ert       ###-##-####          30%               4/22/97
Goonrey, Charles    ###-##-####          31%               7/21/98
Urkiel, William     ###-##-####          30%              10/27/98